                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    May 13, 2003
                                                   --------------------



                        CHILDTIME LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its Charter)





             Michigan                  0-27656               38-3261854
----------------------------           -------               ----------
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)         Identification No.)


    21333 Haggerty Road, Suite 300, Novi, Michigan          48375
    ----------------------------------------------        ----------
       (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code        (248) 697-9000
                                                   ---------------------------


      38345 West 10 Mile Road, Suite 100, Farmington Hills, Michigan 48335
      --------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEMS 1 -- 4.     NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On May 13, 2003, the Company issued the press release attached hereto as Exhibit 99.1, announcing the notification from Nasdaq of its failure to meet listing requirements and timeframe to regain compliance. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)        NOT APPLICABLE.

         (c)               EXHIBITS.

                            99.1    Press Release issued May 13, 2003,
                                    announcing the notification from Nasdaq of the Company's failure to meet listing requirements and timeframe to regain compliance.

ITEMS 8 AND 9.    NOT APPLICABLE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CHILDTIME LEARNING CENTERS, INC.


Date: May 13, 2003              By: /s/ Frank M. Jerneycic
                                   -------------------------------------------
                                    Frank M. Jerneycic
                                    Its: Chief Financial Officer and Treasurer

                               8-K EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION

  EX-99.1 Press Release issued May 13, 2003, announcing the notification from Nasdaq of the Company's failure to meet listing requirements and timeframe to regain compliance.